UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report: September 17, 2024

(Date of earliest event reported)

CORETAG, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-56293	35-2515740
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IR.S. Employer Identification No.)

7325 Oswego Road
Liverpool, NY 13090
(Address of principal executive offices)

(315) 451-7515
(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 17, 2024, Coretag, Inc. (the “Company”) received notification from its auditors GreenGrowth CPAs (“GreenGrowth”) that they officially resigned as the Company’s auditors because the Company filed a Form 10-Q for the quarter ended June 30, 2024, on August 29, 2024, with the Securities & Exchange Commission, without GreenGrowth’s review and approval and without filing a Form 8-K for change of auditors.

GreenGrowth has provided auditing services for the Company for the fiscal year September 30, 2023 through September 17, 2024, the date they officially resigned.

The audit report of GreenGrowth on the Company’s financial statements for the year ended September 30, 2023 did not express any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that GreenGrowth’s report did include an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended September 30, 2023 through September 17, 2024, with the exception as noted above, (a) there were no disagreements with GreenGrowth on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GreenGrowth, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

On March 10, 2025, the Company engaged Boladale Lawal & Co. Chartered Accountants (“BLC”) as the Company’s independent PCAOB approved registered public accounting firm for the quarter ending June 30, 2024, to date. BLC is located at Suite B3, Goodnews Plaza, No 4, Agbaoku Street, Opebi keja Lagos, Nigeria.  The change of the Company’s independent registered public accounting firm from GreenGrowth to BLC was approved unanimously by the Company’s board of directors.  During the Company’s fiscal years ended September 30, 2024 and 2023, neither the Company nor anyone acting on its behalf consulted with BLC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that BLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has authorized GreenGrowth to respond fully to all inquiries of BLC.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description

16.1             Letter of GreenGrowth CPAs dated March 11, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES

Dated: March 13, 2025	Coretag, Inc.
(Registrant)

By: /s/Joseph C. Passalaqua
Joseph C. Passalaqua